OPPENHEIMER VARIABLE ACCOUNT FUNDS
                       Supplement Dated February 27, 1998
                       to the Prospectus dated May 1, 1997

The Prospectus is amended as follows:


      1. The supplement to the Prospectus dated January 1, 1998 is replaced by this supplement.

      2. The third sentence under the caption "Overview of the Funds - Who Manages the Funds?" is revised by deleting High Income Fund from the list of funds managed by David Negri and adding the following:

      High Income Fund, Thomas P. Reedy;

      3. The following is added as a final paragraph under "Can the Funds' Investment Objectives
Policies Change?"

      Anticipated Change in Bond Fund. The Trust's Board of Trustees has determined that it would be in the best interests of the shareholders of Bond Fund to change that Fund's current investment policies with respect to investment in investment grade bonds. Details about this proposal will be contained in a proxy statement sent to the Fund's shareholders of record on February 6, 1998, the record date for the shareholder meeting to vote on this and other proposals to change other investment policies. There can be no assurance that shareholders will approve this proposal. Only Bond Fund shareholders are affected by, and vote on, this proposal.

      If the shareholders approve this proposal, Bond Fund's primary investment objective would change, effective May 1, 1998, to: "to seek a high level of current income". Its secondary objective would remain "to seek capital growth when consistent with its primary objective." In addition, Bond Fund would be permitted to invest up to 35% of its total assets in debt securities rated less than investment grade, when consistent with Bond Fund's investment objectives, as revised. Under normal market conditions, Bond Fund would invest at least 65% of its total assets in investment grade debt securities, U.S. government securities and money market instruments. Investment grade debt securities would include those rated in one of the four highest ranking categories by any nationally-recognized rating organization or if unrated or split-rated (rated investment grade and below investment grade by different rating organizations), determined by the Fund's investment adviser, OppenheimerFunds, Inc., to be of comparable quality.


                                                                     (continued)

      There is an increased credit risk that issuers of non-investment grade debt securities, often referred to as "junk bonds", may not be able to make interest or principal payments as they become due. For further details, see Proposal No. 3 in the proxy statement (a copy of which may be obtained by calling 1-800-525-7048) and "High Yield Securities" in Oppenheimer Variable Account Fund's prospectus.

      4. The first paragraph in the section captioned "How the Funds are Managed
- Portfolio Managers" is revised by deleting all references to High Income Fund and by adding the following after the sixth paragraph under that caption:

The Portfolio Manager of High Income Fund is Thomas P. Reedy. He is the person principally responsible for the day-to-day management of that Fund since January 1, 1998.

During the past five years Mr. Reedy has served as a portfolio manager and officer of other Oppenheimer funds and formerly served as a Securities Analyst for OFI (the "Manager").

     5. The last paragraph in the section captioned "How the Funds are Managed - Portfolio Managers" is replaced by the following:

Messrs. LaRocco, Milnamow, Negri and Reedy, Ms. Putnam and Ms. Warmack are Vice Presidents of the Manager, Mr. Levine is an Assistant Vice President of the Manager, and Messrs. Rubinstein, Steinmetz and Wilby are Senior Vice Presidents of the Manager. Each of the Portfolio Managers named above is also a Vice President of the Trust.

February 27, 1998                                              PS0600.009.0298